                                                      Exhibit 99.4

                                                      MONTHLY OPERATING REPORT
      -------------------------------------------
      CASE  NAME:  KITTY HAWK INTERNATIONAL, INC.     ACCRUAL BASIS
      -------------------------------------------
      CASE  NUMBER: 400-42144                            02/13/95, RWD, 2/96
      -------------------------------------------
      JUDGE:  BARBARA J. HOUSER
      -------------------------------------------

                              UNITED STATES BANKRUPTCY COURT

                                NORTHERN DISTRICT OF TEXAS

                                      SIXTH DIVISION

                                MONTHLY OPERATING REPORT

                              MONTH ENDING: JANUARY 31, 2001


    IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.


    RESPONSIBLE  PARTY:

      /s/  Drew Keith                                 Chief Financial Officer
    ----------------------------------------       ----------------------------
    ORIGINAL SIGNATURE OF RESPONSIBLE PARTY                TITLE

    Drew Keith                                             2/20/2001
    ----------------------------------------       ----------------------------
    PRINTED NAME OF RESPONSIBLE PARTY                      DATE

    PREPARER:

      /s/ Jessica L. Wilson                          Chief Accounting Officer
    ----------------------------------------       ----------------------------
    ORIGINAL SIGNATURE OF PREPARER                         TITLE

    Jessica L. Wilson                                      2/20/2001
    ----------------------------------------       ----------------------------
    PRINTED NAME OF PREPARER                               DATE

                                                       MONTHLY OPERATING REPORT

        -----------------------------------------
        CASE NAME: KITTY HAWK INTERNATIONAL, INC.             ACCRUAL BASIS-1
        -----------------------------------------
        CASE NUMBER: 400-42144                         02/13/95, RWD, 2/96
        -----------------------------------------

        COMPARATIVE BALANCE SHEET

        -----------------------------------------------------------------------------------------------------------------
                                                                                 MONTH              MONTH        MONTH
                                                        SCHEDULE     ----------------------------------------------------
        ASSETS                                           AMOUNT                January 2001
        -----------------------------------------------------------------------------------------------------------------
        1.      UNRESTRICTED CASH                          $40,098                      $0           $0           $0
        -----------------------------------------------------------------------------------------------------------------
        2.      RESTRICTED CASH                                                $18,200,875           $0           $0
        -----------------------------------------------------------------------------------------------------------------
        3.      TOTAL CASH                                 $40,098             $18,200,875           $0           $0
        =================================================================================================================
        4.      ACCOUNTS RECEIVABLE (NET)               $9,006,275              $7,355,289           $0           $0
        -----------------------------------------------------------------------------------------------------------------
        5.      INVENTORY                              $20,429,725                      $0           $0           $0
        -----------------------------------------------------------------------------------------------------------------
        6.      NOTES RECEIVABLE                                                $6,000,000           $0           $0
        -----------------------------------------------------------------------------------------------------------------
        7.      PREPAID EXPENSES                                                   $70,714           $0           $0
        -----------------------------------------------------------------------------------------------------------------
        8.      OTHER (ATTACH LIST)                    $21,367,511           ($352,832,051)          $0           $0
        -----------------------------------------------------------------------------------------------------------------
        9.      TOTAL CURRENT ASSETS                   $50,843,609           ($321,205,173)          $0           $0
        =================================================================================================================
        10.     PROPERTY, PLANT & EQUIPMENT           $474,988,760            $520,767,098
        -----------------------------------------------------------------------------------------------------------------
        11.     LESS: ACCUMULATED
                DEPRECIATION/DEPLETION                                        $439,236,027
        -----------------------------------------------------------------------------------------------------------------
        12.     NET PROPERTY, PLANT &
                EQUIPMENT                             $474,988,760             $81,531,071           $0           $0
        -----------------------------------------------------------------------------------------------------------------
        13.     DUE FROM INSIDERS                                                       $0           $0           $0
        -----------------------------------------------------------------------------------------------------------------
        14.     OTHER ASSETS - NET OF
                AMORTIZATION (ATTACH LIST)                                              $0           $0           $0
        -----------------------------------------------------------------------------------------------------------------
        15.     OTHER (ATTACH LIST)                                                     $0           $0           $0
        -----------------------------------------------------------------------------------------------------------------
        16.     TOTAL ASSETS                          $525,832,369           ($239,674,102)          $0           $0
        =================================================================================================================
        POSTPETITION LIABILITIES
        -----------------------------------------------------------------------------------------------------------------
        17.     ACCOUNTS PAYABLE                                                   $76,028           $0           $0
        -----------------------------------------------------------------------------------------------------------------
        18.     TAXES PAYABLE                                                           $0           $0           $0
        -----------------------------------------------------------------------------------------------------------------
        19.     NOTES PAYABLE                                                           $0           $0           $0
        -----------------------------------------------------------------------------------------------------------------
        20.     PROFESSIONAL FEES                                                       $0           $0           $0
        -----------------------------------------------------------------------------------------------------------------
        21.     SECURED DEBT                                                            $0           $0           $0
        -----------------------------------------------------------------------------------------------------------------
        22.     OTHER (ATTACH LIST)                                          ($148,779,545)          $0           $0
        -----------------------------------------------------------------------------------------------------------------
        23.     TOTAL POSTPETITION
                LIABILITIES                                                  ($148,703,517)          $0           $0
        =================================================================================================================
        PREPETITION LIABILITIES
        -----------------------------------------------------------------------------------------------------------------
        24.     SECURED DEBT                            $23,187,921            $22,251,961           $0           $0
        -----------------------------------------------------------------------------------------------------------------
        25.     PRIORITY DEBT                            $4,672,323                     $0           $0           $0
        -----------------------------------------------------------------------------------------------------------------
        26.     UNSECURED DEBT                         $392,188,633            $17,760,068           $0           $0
        -----------------------------------------------------------------------------------------------------------------
        27.     OTHER (ATTACH LIST)                                            $76,011,020           $0
        -----------------------------------------------------------------------------------------------------------------
        28.     TOTAL PREPETITION LIABILITIES          $420,048,877           $116,023,049           $0           $0
        =================================================================================================================
        29.     TOTAL LIABILITIES                      $420,048,877           ($32,680,468)          $0           $0
        =================================================================================================================
        EQUITY
        -----------------------------------------------------------------------------------------------------------------
        30.     PREPETITION OWNERS' EQUITY                                     $16,327,446           $0           $0
        -----------------------------------------------------------------------------------------------------------------
        31.     POSTPETITION CUMULATIVE
                PROFIT OR (LOSS)                                             ($223,321,080)          $0           $0
        -----------------------------------------------------------------------------------------------------------------
        32.     DIRECT CHARGES TO EQUITY
                (ATTACH EXPLANATION)
        -----------------------------------------------------------------------------------------------------------------
        33.     TOTAL EQUITY                                    $0           ($206,993,634)          $0           $0
        =================================================================================================================
        34.     TOTAL LIABILITIES &
                OWNERS' EQUITY                        $420,048,877           ($239,674,102)          $0           $0
        =================================================================================================================

                                                        MONTHLY OPERATING REPORT

        -----------------------------------------
        CASE NAME: KITTY HAWK INTERNATIONAL, INC.    ACCRUAL BASIS-2
        -----------------------------------------
        CASE NUMBER: 400-42144                          02/13/95, RWD, 2/96
        -----------------------------------------


        INCOME STATEMENT

        -------------------------------------------------------------------------------------------------------
                                                          MONTH            MONTH       MONTH
                                                   -----------------------------------------------   QUARTER
        REVENUES                                       January 2001                                   TOTAL
        -------------------------------------------------------------------------------------------------------
        1.     GROSS REVENUES                               $192,875          $0          $0         $192,875
        -------------------------------------------------------------------------------------------------------
        2.     LESS: RETURNS & DISCOUNTS                          $0          $0          $0               $0
        -------------------------------------------------------------------------------------------------------
        3.     NET REVENUE                                  $192,875          $0          $0         $192,875
        -------------------------------------------------------------------------------------------------------
        COST OF GOODS SOLD
        -------------------------------------------------------------------------------------------------------
        4.     MATERIAL                                           $0          $0          $0               $0
        -------------------------------------------------------------------------------------------------------
        5.     DIRECT LABOR                                       $0          $0          $0               $0
        -------------------------------------------------------------------------------------------------------
        6.     DIRECT OVERHEAD                                    $0          $0          $0               $0
        -------------------------------------------------------------------------------------------------------
        7.     TOTAL COST OF GOODS SOLD                           $0          $0          $0               $0
        =======================================================================================================
        8.     GROSS PROFIT                                 $192,875          $0          $0         $192,875
        -------------------------------------------------------------------------------------------------------
        OPERATING EXPENSES
        -------------------------------------------------------------------------------------------------------
        9.     OFFICER/INSIDER COMPENSATION                       $0          $0          $0               $0
        -------------------------------------------------------------------------------------------------------
        10.    SELLING & MARKETING                                $0          $0          $0               $0
        -------------------------------------------------------------------------------------------------------
        11.    GENERAL & ADMINISTRATIVE                      $47,090          $0          $0          $47,090
        -------------------------------------------------------------------------------------------------------
        12.    RENT & LEASE                                  ($7,446)         $0          $0          ($7,446)
        -------------------------------------------------------------------------------------------------------
        13.    OTHER (ATTACH LIST)                                $0          $0          $0               $0
        -------------------------------------------------------------------------------------------------------
        14.    TOTAL OPERATING EXPENSES                      $39,644          $0          $0          $39,644
        =======================================================================================================
        15.    INCOME BEFORE NON-OPERATING
               INCOME & EXPENSE                             $153,231          $0          $0         $153,231
        -------------------------------------------------------------------------------------------------------
        OTHER INCOME & EXPENSES
        -------------------------------------------------------------------------------------------------------
        16.    NON-OPERATING INCOME (ATT. LIST)                   $0          $0          $0               $0
        -------------------------------------------------------------------------------------------------------
        17.    NON-OPERATING EXPENSE (ATT. LIST)                  $0          $0          $0               $0
        -------------------------------------------------------------------------------------------------------
        18.    INTEREST EXPENSE                                 $747          $0          $0             $747
        -------------------------------------------------------------------------------------------------------
        19.    DEPRECIATION/DEPLETION                             $0          $0          $0               $0
        -------------------------------------------------------------------------------------------------------
        20.    AMORTIZATION                                  $23,826          $0          $0          $23,826
        -------------------------------------------------------------------------------------------------------
        21.    OTHER (ATTACH LIST)                          ($93,196)         $0          $0         ($93,196)
        -------------------------------------------------------------------------------------------------------
        22.    NET OTHER INCOME & EXPENSES                  ($68,623)         $0          $0         ($68,623)
        -------------------------------------------------------------------------------------------------------
        REORGANIZATION EXPENSES
        -------------------------------------------------------------------------------------------------------
        23.    PROFESSIONAL FEES                            $161,731          $0          $0         $161,731
        -------------------------------------------------------------------------------------------------------
        24.    U.S. TRUSTEE FEES                                  $0          $0          $0               $0
        -------------------------------------------------------------------------------------------------------
        25.    OTHER (ATTACH LIST)                                $0          $0          $0               $0
        -------------------------------------------------------------------------------------------------------
        26.    TOTAL REORGANIZATION EXPENSES                $161,731          $0          $0         $161,731
        =======================================================================================================
        27.    INCOME TAX                                    $24,049          $0          $0          $24,049
        =======================================================================================================
        28.    NET PROFIT (LOSS)                             $36,074          $0          $0          $36,074
        =======================================================================================================

                                                        MONTHLY OPERATING REPORT

        -----------------------------------------
        CASE NAME: KITTY HAWK INTERNATIONAL, INC.     ACCRUAL BASIS-3
        -----------------------------------------
        CASE NUMBER: 400-42144                          02/13/95, RWD, 2/96
        -----------------------------------------

        -------------------------------------------------------------------------------------------
        CASH RECEIPTS AND                            MONTH         MONTH     MONTH
                                                 ------------------------------------    QUARTER
        DISBURSEMENTS                              January 2001                            TOTAL
        -------------------------------------------------------------------------------------------
        1.     CASH - BEGINNING OF MONTH                     $0                                 $0
        -------------------------------------------------------------------------------------------
        RECEIPTS FROM OPERATIONS
        -------------------------------------------------------------------------------------------
        2.     CASH SALES                                    $0        $0        $0             $0
        -------------------------------------------------------------------------------------------
        COLLECTION OF ACCOUNTS RECEIVABLE
        -------------------------------------------------------------------------------------------
        3.     PREPETITION                                   $0        $0        $0             $0
        -------------------------------------------------------------------------------------------
        4.     POSTPETITION                             $12,003        $0        $0        $12,003
        -------------------------------------------------------------------------------------------
        5.     TOTAL OPERATING RECEIPTS                 $12,003        $0        $0        $12,003
        ===========================================================================================
        NON - OPERATING RECEIPTS
        -------------------------------------------------------------------------------------------
        6.     LOANS & ADVANCES (ATTACH LIST)                $0        $0        $0             $0
        -------------------------------------------------------------------------------------------
        7.     SALE OF ASSETS                                $0        $0        $0             $0
        -------------------------------------------------------------------------------------------
        8.     OTHER (ATTACH LIST)                     ($12,003)       $0        $0       ($12,003)
        -------------------------------------------------------------------------------------------
        9.     TOTAL NON-OPERATING RECEIPTS            ($12,003)       $0        $0       ($12,003)
        ===========================================================================================
        10.    TOTAL RECEIPTS                                $0        $0        $0             $0
        ===========================================================================================
        11.    TOTAL CASH AVAILABLE                          $0        $0        $0             $0
        -------------------------------------------------------------------------------------------
        OPERATING DISBURSEMENTS
        -------------------------------------------------------------------------------------------
        12.    NET PAYROLL                                   $0        $0        $0             $0
        -------------------------------------------------------------------------------------------
        13.    PAYROLL TAXES PAID                            $0        $0        $0             $0
        -------------------------------------------------------------------------------------------
        14.    SALES, USE & OTHER TAXES PAID                 $0        $0        $0             $0
        -------------------------------------------------------------------------------------------
        15.    SECURED/RENTAL/LEASES                         $0        $0        $0             $0
        -------------------------------------------------------------------------------------------
        16.    UTILITIES                                     $0        $0        $0             $0
        -------------------------------------------------------------------------------------------
        17.    INSURANCE                                     $0        $0        $0             $0
        -------------------------------------------------------------------------------------------
        18.    INVENTORY PURCHASES                           $0        $0        $0             $0
        -------------------------------------------------------------------------------------------
        19.    VEHICLE EXPENSES                              $0        $0        $0             $0
        -------------------------------------------------------------------------------------------
        20.    TRAVEL                                        $0        $0        $0             $0
        -------------------------------------------------------------------------------------------
        21.    ENTERTAINMENT                                 $0        $0        $0             $0
        -------------------------------------------------------------------------------------------
        22.    REPAIRS & MAINTENANCE                         $0        $0        $0             $0
        -------------------------------------------------------------------------------------------
        23.    SUPPLIES                                      $0        $0        $0             $0
        -------------------------------------------------------------------------------------------
        24.    ADVERTISING                                   $0        $0        $0             $0
        -------------------------------------------------------------------------------------------
        25.    OTHER (ATTACH LIST)                           $0        $0        $0             $0
        -------------------------------------------------------------------------------------------
        26.    TOTAL OPERATING DISBURSEMENTS                 $0        $0        $0             $0
        -------------------------------------------------------------------------------------------
        REORGANIZATION EXPENSES
        -------------------------------------------------------------------------------------------
        27.    PROFESSIONAL FEES                             $0        $0        $0             $0
        -------------------------------------------------------------------------------------------
        28.    U.S. TRUSTEE FEES                             $0        $0        $0             $0
        -------------------------------------------------------------------------------------------
        29.    OTHER (ATTACH LIST)                           $0        $0        $0             $0
        -------------------------------------------------------------------------------------------
        30.    TOTAL REORGANIZATION EXPENSES                 $0        $0        $0             $0
        ===========================================================================================
        31.    TOTAL DISBURSEMENTS                           $0        $0        $0             $0
        ===========================================================================================
        32.    NET CASH FLOW                                 $0        $0        $0             $0
        ===========================================================================================
        33.    CASH - END OF MONTH                           $0        $0        $0             $0
        ===========================================================================================

                                                        MONTHLY OPERATING REPORT

        -------------------------------------------
        CASE NAME: KITTY HAWK INTERNATIONAL, INC.     ACCRUAL BASIS-4
        -------------------------------------------
        CASE NUMBER: 400-42144                         02/13/95, RWD, 2/96
        -------------------------------------------

        ----------------------------------------------------------------------------------------------------------
                                                                      MONTH             MONTH         MONTH
                                                     SCHEDULE     ------------------------------------------------
        ACCOUNTS RECEIVABLE AGING                     AMOUNT         January 2001
        ----------------------------------------------------------------------------------------------------------
        1.      0-30                                                        $27,441            $0            $0
        ----------------------------------------------------------------------------------------------------------
        2.      31-60                                                      ($16,000)           $0            $0
        ----------------------------------------------------------------------------------------------------------
        3.      61-90                                                            $0            $0            $0
        ----------------------------------------------------------------------------------------------------------
        4.      91+                                                      $7,343,848            $0            $0
        ----------------------------------------------------------------------------------------------------------
        5.      TOTAL ACCOUNTS RECEIVABLE                    $0          $7,355,289            $0            $0
        ----------------------------------------------------------------------------------------------------------
        6.      AMOUNT CONSIDERED UNCOLLECTIBLE                                  $0            $0            $0
        ----------------------------------------------------------------------------------------------------------
        7.      ACCOUNTS RECEIVABLE (NET)                    $0          $7,355,289            $0            $0
        ----------------------------------------------------------------------------------------------------------


        AGING OF POSTPETITION TAXES AND PAYABLES            MONTH: January 2001
                                                                  --------------

        --------------------------------------------------------------------------------------------------------
                                            0-30           31-60          61-90         91+
        TAXES PAYABLE                       DAYS           DAYS           DAYS          DAYS        TOTAL
        --------------------------------------------------------------------------------------------------------
        1.      FEDERAL                            $0             $0             $0            $0          $0
        --------------------------------------------------------------------------------------------------------
        2.      STATE                              $0             $0             $0            $0          $0
        --------------------------------------------------------------------------------------------------------
        3.      LOCAL                              $0             $0             $0            $0          $0
        --------------------------------------------------------------------------------------------------------
        4.      OTHER (ATTACH LIST)                $0             $0             $0            $0          $0
        --------------------------------------------------------------------------------------------------------
        5.      TOTAL TAXES PAYABLE                $0             $0             $0            $0          $0
        --------------------------------------------------------------------------------------------------------

        --------------------------------------------------------------------------------------------------------
        6.      ACCOUNTS PAYABLE             ($10,874)        $9,978        $12,652       $64,272     $76,028
        --------------------------------------------------------------------------------------------------------

        STATUS OF POSTPETITION TAXES                        MONTH: January 2001
                                                                 ---------------

        -----------------------------------------------------------------------------------------
                                           BEGINNING       AMOUNT                     ENDING
                                             TAX        WITHHELD AND/    AMOUNT         TAX
        FEDERAL                           LIABILITY*     0R ACCRUED       PAID       LIABILITY
        -----------------------------------------------------------------------------------------
        1.      WITHHOLDING**                      $0        ($7,260)      ($7,260)          $0
        -----------------------------------------------------------------------------------------
        2.      FICA-EMPLOYEE**                    $0             $0            $0           $0
        -----------------------------------------------------------------------------------------
        3.      FICA-EMPLOYER**                    $0             $0            $0           $0
        -----------------------------------------------------------------------------------------
        4.      UNEMPLOYMENT                       $0             $0            $0           $0
        -----------------------------------------------------------------------------------------
        5.      INCOME                             $0             $0            $0           $0
        -----------------------------------------------------------------------------------------
        6.      OTHER (ATTACH LIST)                $0             $0            $0           $0
        =========================================================================================
        7.      TOTAL FEDERAL TAXES                $0        ($7,260)      ($7,260)          $0
        =========================================================================================
        STATE AND LOCAL
        -----------------------------------------------------------------------------------------
        8.      WITHHOLDING                        $0             $0            $0           $0
        -----------------------------------------------------------------------------------------
        9.      SALES                              $0             $0            $0           $0
        -----------------------------------------------------------------------------------------
        10.     EXCISE                             $0             $0            $0           $0
        -----------------------------------------------------------------------------------------
        11.     UNEMPLOYMENT                       $0             $0            $0           $0
        -----------------------------------------------------------------------------------------
        12.     REAL PROPERTY                      $0             $0            $0           $0
        -----------------------------------------------------------------------------------------
        13.     PERSONAL PROPERTY                  $0             $0            $0           $0
        -----------------------------------------------------------------------------------------
        14.     OTHER (ATTACH LIST)                $0             $0            $0           $0
        =========================================================================================
        15.     TOTAL STATE & LOCAL                $0             $0            $0           $0
        =========================================================================================
        16.     TOTAL TAXES                        $0        ($7,260)      ($7,260)          $0
        =========================================================================================

        * The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.

        ** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment or deposit.

                                                        MONTHLY OPERATING REPORT

        -----------------------------------------
        CASE NAME: KITTY HAWK INTERNATIONAL, INC.     ACCRUAL BASIS-5
        -----------------------------------------
        CASE NUMBER: 400-42144                          02/13/95, RWD, 2/96
        -----------------------------------------


        The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

                                                            MONTH: January 2001
                                                                  --------------
        BANK RECONCILIATIONS

                                                       Account #1          Account #2            Account #3
        ---------------------------------------------------------------------------------------------------------
        A.      BANK:                                  Bank One            Bank One              Bank One
        ---------------------------------------------------------------------------------------------------------
        B.      ACCOUNT NUMBER:                       1559691322          1559691330            9320014690
        ---------------------------------------------------------------------------------------------------------
        C.      PURPOSE (TYPE):                         Deposit             Payroll           Health Insurance       TOTAL
        ---------------------------------------------------------------------------------------------------------------------
        1.      BALANCE PER BANK STATEMENT                          $0                $0                      $0          $0
        ---------------------------------------------------------------------------------------------------------------------
        2.      ADD: TOTAL DEPOSITS NOT CREDITED                    $0                $0                      $0          $0
        ---------------------------------------------------------------------------------------------------------------------
        3.      SUBTRACT: OUTSTANDING CHECKS                        $0                $0                      $0          $0
        ---------------------------------------------------------------------------------------------------------------------
        4.      OTHER RECONCILING ITEMS                             $0                $0                      $0          $0
        ---------------------------------------------------------------------------------------------------------------------
        5.      MONTH END BALANCE PER BOOKS                         $0                $0                      $0          $0
        ---------------------------------------------------------------------------------------------------------------------
        6.      NUMBER OF LAST CHECK WRITTEN        N/A - Lockbox only      No activity        Account closed
        =====================================================================================================================


        INVESTMENT ACCOUNTS
        -------------------------------------------------------------------------------------------------
                                              DATE OF          TYPE OF           PURCHASE        CURRENT
        BANK, ACCOUNT NAME & NUMBER           PURCHASE        INSTRUMENT          PRICE           VALUE
        -------------------------------------------------------------------------------------------------
        7.      N/A
        -------------------------------------------------------------------------------------------------
        8.      N/A
        -------------------------------------------------------------------------------------------------
        9.      N/A
        -------------------------------------------------------------------------------------------------
        10.     N/A
        -------------------------------------------------------------------------------------------------
        11.     TOTAL INVESTMENTS                                                      $0              $0
        =================================================================================================
        CASH
        -------------------------------------------------------------------------------------------------
        12.     CURRENCY ON HAND                                                                       $0
        -------------------------------------------------------------------------------------------------

        -------------------------------------------------------------------------------------------------
        13.     TOTAL CASH - END OF MONTH                                                              $0
        =================================================================================================

                                                        MONTHLY OPERATING REPORT
       -----------------------------------------
       CASE NAME: KITTY HAWK INTERNATIONAL, INC.     ACCRUAL BASIS-6
       -----------------------------------------
       CASE  NUMBER: 400-42144                          02/13/95, RWD, 2/96
       -----------------------------------------

                                                        MONTH: January 2001
                                                              --------------
       ------------------------------------------
       PAYMENTS  TO  INSIDERS  AND  PROFESSIONALS
       ------------------------------------------

       OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID
       TO INSIDERS (AS DEFINED IN SECTION 101 (31) (A)-(F) OF THE U.S. BANKRUPTCY CODE) AND TO PROFESSIONALS. ALSO, FOR PAYMENTS TO INSIDERS, IDENTIFY THE TYPE OF COMPENSATION PAID (e.g. SALARY, BONUS, COMMISSIONS, INSURANCE, HOUSING ALLOWANCE, TRAVEL, CAR ALLOWANCE, ETC.). ATTACH ADDITIONAL SHEETS IF NECESSARY.


       -----------------------------------------------------------------------------
                                         INSIDERS
       -----------------------------------------------------------------------------
                                       TYPE OF           AMOUNT          TOTAL PAID
                     NAME              PAYMENT            PAID            TO DATE
       -----------------------------------------------------------------------------
       1.   Pete Sanderlin      Salary                        $0             $17,200
       -----------------------------------------------------------------------------
       2.   Tom Mealie          Salary                        $0             $17,200
       -----------------------------------------------------------------------------
       3.   N/A
       -----------------------------------------------------------------------------
       4.   N/A
       -----------------------------------------------------------------------------
       5.   N/A
       -----------------------------------------------------------------------------
       6.   TOTAL PAYMENTS
            TO INSIDERS                                       $0             $34,400
       =============================================================================

                                                      PROFESSIONALS
       -----------------------------------------------------------------------------------------------------------
                                    DATE OF COURT                                                       TOTAL
                                  ORDER AUTHORIZING      AMOUNT          AMOUNT        TOTAL PAID      INCURRED
                      NAME            PAYMENT           APPROVED          PAID           TO DATE       & UNPAID *
       -----------------------------------------------------------------------------------------------------------
       1.   N/A
       -----------------------------------------------------------------------------------------------------------
       2.   N/A
       -----------------------------------------------------------------------------------------------------------
       3.   N/A
       -----------------------------------------------------------------------------------------------------------
       4.   N/A
       -----------------------------------------------------------------------------------------------------------
       5.   N/A
       -----------------------------------------------------------------------------------------------------------
       6.   TOTAL PAYMENTS
            TO PROFESSIONALS                                  $0             $0                 $0             $0
       ===========================================================================================================

       *  INCLUDE  ALL  FEES  INCURRED,  BOTH  APPROVED  AND  UNAPPROVED

       -------------------------------------------------------------------------
       POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE PROTECTION PAYMENTS
       -------------------------------------------------------------------------


       -----------------------------------------------------------------------------------------------
                                              SCHEDULED             AMOUNTS
                                               MONTHLY               PAID                TOTAL
                                               PAYMENTS             DURING              UNPAID
                     NAME OF CREDITOR            DUE                 MONTH           POSTPETITION
       -----------------------------------------------------------------------------------------------
       1.   GE Capital                             $855                $855                  $0
       -----------------------------------------------------------------------------------------------
       2.   GE Capital                             $784                  $0                $784
       -----------------------------------------------------------------------------------------------
       3.   GE Capital                      varies                  $29,281                  $0
       -----------------------------------------------------------------------------------------------
       4.   N/A                                                          $0                  $0
       -----------------------------------------------------------------------------------------------
       5.   N/A                                                                              $0
       -----------------------------------------------------------------------------------------------
       6    TOTAL                                $1,639             $30,136                $784
       ===============================================================================================

                                                        MONTHLY OPERATING REPORT

        -----------------------------------------
        CASE NAME: KITTY HAWK INTERNATIONAL, INC.    ACCRUAL BASIS-7
        -----------------------------------------
        CASE NUMBER: 400-42144                          02/13/95, RWD, 2/96
        -----------------------------------------

                                                      MONTH: January 2001
                                                            ---------------
        -------------
        QUESTIONNAIRE
        -------------


        ---------------------------------------------------------------------------------------------------------------
                                                                                         YES                NO
        ---------------------------------------------------------------------------------------------------------------
        1.     HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE
               THE NORMAL COURSE OF BUSINESS THIS REPORTING PERIOD?                                         X
        ---------------------------------------------------------------------------------------------------------------
        2.     HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT
               OTHER THAN A DEBTOR IN POSSESSION ACCOUNT?                                                   X
        ---------------------------------------------------------------------------------------------------------------
        3.     ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS, NOTES, OR
               LOANS) DUE FROM RELATED PARTIES?                                                             X
        ---------------------------------------------------------------------------------------------------------------
        4.     HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES
               THIS REPORTING PERIOD?                                                     X
        ---------------------------------------------------------------------------------------------------------------
        5.     HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE
               DEBTOR FROM ANY PARTY?                                                                       X
        ---------------------------------------------------------------------------------------------------------------
        6.     ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?                                                 X
        ---------------------------------------------------------------------------------------------------------------
        7.     ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES
               PAST DUE?                                                                                    X
        ---------------------------------------------------------------------------------------------------------------
        8.     ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?                                             X
        ---------------------------------------------------------------------------------------------------------------
        9.     ARE ANY OTHER POSTPETITION TAXES PAST DUE?                                                   X
        ---------------------------------------------------------------------------------------------------------------
        10.    ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS
               DELINQUENT?                                                                                  X
        ---------------------------------------------------------------------------------------------------------------
        11.    HAVE ANY PREPETITION TAXES BEEN PAID DURING THE
               REPORTING PERIOD?                                                                            X
        ---------------------------------------------------------------------------------------------------------------
        12.    ARE ANY WAGE PAYMENTS PAST DUE?                                                              X
        ---------------------------------------------------------------------------------------------------------------

        IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "YES," PROVIDE A DETAILED EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.

        Item 10 - there are equipment lease payments due 5/00 and 6/00 still outstanding. These will be settled upon acceptance/rejection of leases.
        ------------------------------------------------------------------------
        Item 4 - In January GE Capital was paid for debt outstanding as equipment was located and used in operations.
        ------------------------------------------------------------------------

        -------------------
        INSURANCE
        -------------------

                                                                                   YES            NO
        ---------------------------------------------------------------------------------------------
        1.     ARE WORKER'S COMPENSATION, GENERAL LIABILITY AND OTHER
               NECESSARY INSURANCE COVERAGES IN EFFECT?                             X
        ---------------------------------------------------------------------------------------------
        2.     ARE ALL PREMIUM PAYMENTS PAID CURRENT?                               X
        ---------------------------------------------------------------------------------------------
        3.     PLEASE ITEMIZE POLICIES BELOW.
        =============================================================================================

        IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "NO," OR IF ANY POLICIES HAVE BEEN CANCELLED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE AN EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.

        ------------------------------------------------------------------------

        ------------------------------------------------------------------------

        ---------------------------------------------------------------------------------------------------------------------
                                                    INSTALLMENT  PAYMENTS
        ---------------------------------------------------------------------------------------------------------------------
                  TYPE  OF                                                                              PAYMENT AMOUNT
                   POLICY                     CARRIER                     PERIOD COVERED                  & FREQUENCY
        ---------------------------------------------------------------------------------------------------------------------
               See Kitty Hawk, Inc. Case #400-42141
        ---------------------------------------------------------------------------------------------------------------------

        ---------------------------------------------------------------------------------------------------------------------

        ---------------------------------------------------------------------------------------------------------------------

        ---------------------------------------------------------------------------------------------------------------------

        ---------------------------------------------------------------------------------------------------------------------

        ---------------------------------------------------------------------------------------------------------------------

CASE NAME: KITTY HAWK INTERNATIONAL, INC.

CASE NUMBER: 400-42144

DETAILS OF OTHER ITEMS


ACCRUAL BASIS-1


                                                                           January 2001

8.    OTHER (ATTACH LIST)                                           $                   (352,832,051)Reported
                                                                   ----------------------------------
           Intercompany Receivables                                                     (368,515,882)
           A/R Senior Noteholders                                                            535,559
           A/R 401(k) Loan                                                                    (4,535)
           A/R Insurance                                                                     133,954
           A/R Auction Proceeds                                                               16,865
           A/R Aging Reconciling item                                                         33,950
           Deferred Taxes                                                                 13,097,746
           Aircraft held for resale                                                          699,701
           Loan Org Costs                                                                     87,362
           Deposits - Landing Fees                                                             5,016
           Deposits - Aircraft                                                               434,321
           Deposits - Rent                                                                   218,828
           Security Deposit                                                                  425,064
                                                                   ----------------------------------
                                                                                        (352,832,051)Detail
                                                                   ----------------------------------
                                                                                                 -   Difference

22.   OTHER (ATTACH LIST)                                             $                 (148,779,545)Reported
                                                                   ----------------------------------
           Accrued income taxes                                                         (148,880,706)
           Accrued Misc                                                                       89,661
           Accrued US Trustee                                                                    -
           Accrued Fuel                                                                       11,500
                                                                   ----------------------------------
                                                                                        (148,779,545)Detail
                                                                   ----------------------------------
                                                                                                 -   Difference

27.   OTHER (ATTACH LIST)                                             $                   76,011,020 Reported
                                                                   ----------------------------------
           Deferred Taxes                                                                 87,246,212
           Accrued Taxes payable                                                         (18,954,646)
           Aircraft Maintenance Reserves                                                         -
           Accrued Fuel expenses                                                           5,403,028
           Prepaid Fuel                                                                   (5,661,963)
           Accrued Salaries/Vacation/Employee Benefits                                     4,075,349
           Uncleared 4/28/00 Payroll Checks                                                   66,601
           A/P Other/Accrued/Unrecorded                                                     (239,466)
           Purchase reserves                                                               1,762,176



CASE NAME: KITTY HAWK INTERNATIONAL, INC.

CASE NUMBER: 400-42144

DETAILS OF OTHER ITEMS


           Accrued Landing fees/parking/cargo fees                                         1,644,307
           Various accrued taxes                                                           1,313,200
           Other Misc accruals                                                              (643,778)

                                                                   ----------------------------------
                                                                                          76,011,020 Detail
                                                                   ----------------------------------
                                                                                                 -   Difference

ACCRUAL BASIS-2

21    NON-OPERATING INCOME (ATT. LIST)                                                      ($93,196)Reported
                                                                   ----------------------------------
           Interest income on restricted cash investments                                    (93,196)

                                                                   ----------------------------------
                                                                                             (93,196)Detail
                                                                   ----------------------------------
                                                                                                 -   Difference

ACCRUAL BASIS-3

8.    OTHER (ATTACH LIST)                                                                    (12,003)Reported
                                                                   ----------------------------------
           Transfer to Inc - all money sweeps                                                (12,003)Detail
                                                                   ----------------------------------
              to KH Inc. Case #400-42141                                                         -   Difference
                                                                   ----------------------------------


    -----------------------------------------
    CASE NAME: KITTY HAWK INTERNATIONAL, INC.           FOOTNOTES SUPPLEMENT
    -----------------------------------------
    CASE NUMBER: 400-42144                              ACCRUAL BASIS
    -----------------------------------------

                                       MONTH:                January 2001
                                             -----------------------------------


    -------------------------------------------------------------------------------------------------------------------------------
     ACCRUAL BASIS FORM NUMBER   LINE NUMBER                                 FOOTNOTE / EXPLANATION
    -------------------------------------------------------------------------------------------------------------------------------
    -------------------------------------------------------------------------------------------------------------------------------

    -------------------------------------------------------------------------------------------------------------------------------
              6                                  All Professional fees related to the Reorganization of the
    -------------------------------------------------------------------------------------------------------------------------------
                                                  Company are disbursed out of Kitty Hawk, Inc. (Parent
    -------------------------------------------------------------------------------------------------------------------------------
                                                  Company). Refer to Case # 400-42141
    -------------------------------------------------------------------------------------------------------------------------------

    -------------------------------------------------------------------------------------------------------------------------------
              7                                  All insurance plans related to the Company are carried
    -------------------------------------------------------------------------------------------------------------------------------
                                                  at Kitty Hawk, Inc. (Parent Company). Refer to Case #
    -------------------------------------------------------------------------------------------------------------------------------
                                                  400-42141.
    -------------------------------------------------------------------------------------------------------------------------------

    -------------------------------------------------------------------------------------------------------------------------------
           General                               This operation closed in May of 2000. Costs incurred during
    -------------------------------------------------------------------------------------------------------------------------------
                                                  January 2001 consisted of costs associated with shut down
    -------------------------------------------------------------------------------------------------------------------------------
                                                  procedures and maintaining collateral.
    -------------------------------------------------------------------------------------------------------------------------------

    -------------------------------------------------------------------------------------------------------------------------------
              3                       8          All cash received into the Company cash accounts is swept
    -------------------------------------------------------------------------------------------------------------------------------
                                                  each night to Kitty Hawk, Inc. Master Account (see Case
    -------------------------------------------------------------------------------------------------------------------------------
                                                  #400-42141).
    -------------------------------------------------------------------------------------------------------------------------------

    -------------------------------------------------------------------------------------------------------------------------------
              3                      31          All disbursements (either by wire transfer or check), including payroll, are
    -------------------------------------------------------------------------------------------------------------------------------
                                                  disbursed out of the Kitty Hawk, Inc. controlled disbursement
    -------------------------------------------------------------------------------------------------------------------------------
                                                  account.
    -------------------------------------------------------------------------------------------------------------------------------

    -------------------------------------------------------------------------------------------------------------------------------
              4                       6          All assessments of uncollectible accounts receivable are done
    -------------------------------------------------------------------------------------------------------------------------------
                                                  at Kitty Hawk, Inc. Refer to Case #400-4214. All reserves
    -------------------------------------------------------------------------------------------------------------------------------
                                                  are recorded at Inc. and pushed down to Inc.'s subsidiaries
    -------------------------------------------------------------------------------------------------------------------------------
                                                  as deemed necessary.
    -------------------------------------------------------------------------------------------------------------------------------

    -------------------------------------------------------------------------------------------------------------------------------
              3                      28          All payments are made by Kitty Hawk, Inc. (Case #400-42141)
    -------------------------------------------------------------------------------------------------------------------------------

    -------------------------------------------------------------------------------------------------------------------------------
            6                      General       The monthly GE Capital payments in the last year of the scheduled payments
    -------------------------------------------------------------------------------------------------------------------------------
                                                  are significantly less than payments previously made.
    -------------------------------------------------------------------------------------------------------------------------------